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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 28, 1999


                         AMERITRADE HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)



         Delaware                       0-22163                 47-0642657
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(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)         Identification No.)



4211 South 102nd Street
Omaha, Nebraska                                                   68127
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including are code: (402)331-7856


                                 Not Applicable
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         (Former name or former address, if changed since last report)





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Item 5.           OTHER EVENTS.

         The Press Release dated July 28, 1999 attached hereto as Exhibit 99.1 is incorporated herein by reference in answer to this Item 5.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
                  EXHIBITS

         (c)      The following items are filed as exhibits to this report:


                  Exhibit
                  Number                             Description
                  ------                             -----------

                  99.1                      Press Release dated July 28, 1999





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 28, 1999              AMERITRADE HOLDING CORPORATION


                               By: /s/ Robert T. Slezak
                                  --------------------------------
                                  Robert T. Slezak
                                  Director,  Chief Financial Officer,
                                  Vice President and Treasurer
                                  (Principal Financial and Accounting Officer)